                                                                   Exhibit 10.13

                                AMENDMENT NO. 8

Confidential Treatment. The portions of this exhibit that have been replaced with "[*****]" have been filed separately with the Securities and Exchange Commission and are the subject of an application for confidential treatment.

                              SPECIAL CLASSIC RATES

         This Amendment No. 8 (the "SPECIAL RATE AMENDMENT") is made by and between Valor Telecommunications LLC ("CUSTOMER") and MCI WORLDCOM Network Services, Inc. d/b/a UUNET(R) ("UUNET") and is a part of the Telecommunications Services Agreement, including the Program Enrollment Terms and all applicable Attachments and existing amendments made by and between Customer and UUNET dated October 19, 2000 (collectively, the "TSA"). In the event of any conflict between the terms of the TSA and the terms of this Special Rate Amendment, the terms of this Special Rate Amendment shall control. Capitalized terms not defined herein shall have the meaning ascribed to them in the TSA,

         The parties agree for good and valuable consideration, intending legally to be bound, as follows:

1. SPECIAL RATES. Commencing within ten (10) business days following the date this Special Rate Amendment is executed by both parties and is delivered to Customer, Customers rate(s) (hereinafter referred to as "SPECIAL RATES") for the Jurisdiction(s) and CLASSIC Service(s) checked below will be as set forth on the Schedule(s) indicated, which Special Rate(s) will not be subject to any discount. Further, Customer's rates for any CLASSIC Service not checked below or not described on the applicable Schedule (including rates that are left blank) will be as set forth in the TSA or in the latest applicable Amendment. Notwithstanding anything to the contrary contained in the TSA, UUNET reserves the right to modify the Special Rates described herein which charge modifications shall not exceed then-current generally available UUNET charges for comparable services, upon not less than thirty (30) calendar days' prior notice to Customer (facsimile being acceptable), which notice will state the effective date for the charge modification.

[x] INTERSTATE Service                                          SEE Schedule [1]
    (within the 48 contiguous United States)

    [ ] CARRIER TERMINATION Service         [ ] CARRIER ORIGINATION Service

    [x] SWITCHLESS 1+ Service               [x] SWITCHLESS TOLL FREE Service

    [ ] END USER DEDICATED 1+ Service       [ ] END USER DEDICATED TOLL FREE
                                                Service

[x] INTERSTATE Service                                         SEE Schedule [2]
    (within the 48 contiguous United States)

    [ ] CARRIER TERMINATION Service         [ ] CARRIER ORIGINATION Service

    [x] SWITCHLESS 1+ Service               [x] SWITCHLESS TOLL FREE Service

    [ ] END USER DEDICATED 1+ Service       [ ] END USER DEDICATED TOLL FREE
                                                Service

                                   Page 1 of 2
                                  CONFIDENTIAL

2. OTHER TERMS AND CONDITIONS. Except to the extent specifically described in this Special Rate Amendment, the terms and conditions set forth in the TSA will continue in full force and effect throughout the Service Term.

         IN WITNESS WHEREOF, the parties have executed this Special Rate Amendment as of the dates set forth below.

VALOR TELECOMMUNICATIONS LLC             MCI WORLDCOM NETWORK
                                         SERVICES, INC.

By: /s/ John J. Mueller                  By: /s/ Peter M. Cassidy
    ---------------------------------        -----------------------------------

           John J. Mueller                          Peter M. Cassidy
    ---------------------------------        -----------------------------------
            (Print Name)                              (Print Name)

President and Chief Operating Officer      Vice President, Wholesale Services
-------------------------------------      -------------------------------------
              (Title)                                   (Title)

              7/11/03                                   7/16/03
    ---------------------------------        -----------------------------------
               (Date)                                    (Date)

4/14/03 - WITHOUT DISCOUNT         Page 2 of 2
                                  CONFIDENTIAL

                         SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE 1
                                INTERSTATE RATES

                                                                                                   END USER
                                     CARRIER     CARRIER     SWITCHLESS  SWITCHLESS    END USER    DEDICATED
                                   TERMINATION  OBLIGATION       1+       TOLL FREE    DEDICATED   TOLL FREE
LATA        CITY         STATE       RATES        RATES        RATES        RATES      1+ RATES      RATES
----   ----------------  -----     -----------  ----------   ----------  ----------    ---------   ---------
120       Portland        ME            -           -          [*****]      [*****]          -           -
122        Nashua         NH            -           -          [*****]      [*****]          -           -
124      Burlington       VT            -           -          [*****]      [*****]          -           -
126      Springfield      MA            -           -          [*****]      [*****]          -           -
128        Boston         MA            -           -          [*****]      [*****]          -           -
130      Providence       RI            -           -          [*****]      [*****]          -           -
132     New York City     NY            -           -          [*****]      [*****]          -           -
133     Poughkeepsie      NY            -           -          [*****]      [*****]          -           -
134        Albany         NY            -           -          [*****]      [*****]          -           -
136       Syracuse        NY            -           -          [*****]      [*****]          -           -
138      Binghamton       NY            -           -          [*****]      [*****]          -           -
140        Buffalo        NY            -           -          [*****]      [*****]          -           -
220     Atlantic City     NJ            -           -          [*****]      [*****]          -           -
222        Camden         NJ            -           -          [*****]      [*****]          -           -
224        Newark         NJ            -           -          [*****]      [*****]          -           -
226      Harrisburg       PA            -           -          [*****]      [*****]          -           -
228     Philadelphia      PA            -           -          [*****]      [*****]          -           -
230        Altoona        PA            -           -          [*****]      [*****]          -           -
232       Scranton        PA            -           -          [*****]      [*****]          -           -
234      Pittsburgh       PA            -           -          [*****]      [*****]          -           -
236      Washington       DC            -           -          [*****]      [*****]          -           -
238       Baltimore       MD            -           -          [*****]      [*****]          -           -
240      Hagerstown       MD            -           -          [*****]      [*****]          -           -
242       Salisbury       MD            -           -          [*****]      [*****]          -           -
244        Roanoke        VA            -           -          [*****]      [*****]          -           -
246    Fredericksburg     VA            -           -          [*****]      [*****]          -           -
248       Richmond        VA            -           -          [*****]      [*****]          -           -
250       Lynchburg       VA            -           -          [*****]      [*****]          -           -
252        Norfolk        VA            -           -          [*****]      [*****]          -           -
254      Charleston       WV            -           -          [*****]      [*****]          -           -
256       Wheeling        WV            -           -          [*****]      [*****]          -           -
320       Cleveland       OH            -           -          [*****]      [*****]          -           -
322      Youngstown       OH            -           -          [*****]      [*****]          -           -
324       Columbus        OH            -           -          [*****]      [*****]          -           -
325         Akron         OH            -           -          [*****]      [*****]          -           -
326        Toledo         OH            -           -          [*****]      [*****]          -           -
328        Dayton         OH            -           -          [*****]      [*****]          -           -
330      Evansville       IN            -           -          [*****]      [*****]          -           -
332      South Bend       IN            -           -          [*****]      [*****]          -           -
334      Fort Wayne       IN            -           -          [*****]      [*****]          -           -
336     Indianapolis      IN            -           -          [*****]      [*****]          -           -
338       Vincannes       IN            -           -          [*****]      [*****]          -           -
340        Detroit        MI            -           -          [*****]      [*****]          -           -
342       Marquette       MI            -           -          [*****]      [*****]          -           -
344        Saginaw        MI            -           -          [*****]      [*****]          -           -
346        Lansing        MI            -           -          [*****]      [*****]          -           -
348     Grand Rapids      MI            -           -          [*****]      [*****]          -           -
350       Green Bay       WI            -           -          [*****]      [*****]          -           -
352      Eau Claire       WI            -           -          [*****]      [*****]          -           -
354        Madison        WI            -           -          [*****]      [*****]          -           -
356       Milwaukee       WI            -           -          [*****]      [*****]          -           -
358        Chicago        IL            -           -          [*****]      [*****]          -           -
360       Rockford        IL            -           -          [*****]      [*****]          -           -
362    Cairo/Mound City   IL            -           -          [*****]      [*****]          -           -
364    Sterling/Dekalb    IL            -           -          [*****]      [*****]          -           -
366      Bloomington      IL            -           -          [*****]      [*****]          -           -

                                                                                                   END USER
                                     CARRIER     CARRIER     SWITCHLESS  SWITCHLESS    END USER    DEDICATED
                                   TERMINATION  OBLIGATION       1+       TOLL FREE    DEDICATED   TOLL FREE
LATA        CITY         STATE       RATES        RATES        RATES        RATES      1+ RATES      RATES
----   ----------------  -----     -----------  ----------   ----------  ----------    ---------   ---------
368        Peoria         IL            -           -          [*****]      [*****]          -           -
370     Champ-Urbana      IL            -           -          [*****]      [*****]          -           -
374      Springfield      IL            -           -          [*****]      [*****]          -           -
376        Quincy         IL            -           -          [*****]      [*****]          -           -
420       Asheville       NC            -           -          [*****]      [*****]          -           -
422       Charlotte       NC            -           -          [*****]      [*****]          -           -
424      Greensboro       NC            -           -          [*****]      [*****]          -           -
426        Raleigh        NC            -           -          [*****]      [*****]          -           -
428      Wilmington       NC            -           -          [*****]      [*****]          -           -
430      Greenville       SC            -           -          [*****]      [*****]          -           -
432       Florence        SC            -           -          [*****]      [*****]          -           -
434       Columbia        SC            -           -          [*****]      [*****]          -           -
436      Charlestown      SC            -           -          [*****]      [*****]          -           -
438        Atlanta        GA            -           -          [*****]      [*****]          -           -
440       Savannah        GA            -           -          [*****]      [*****]          -           -
442        Augusta        GA            -           -          [*****]      [*****]          -           -
444        Albany         GA            -           -          [*****]      [*****]          -           -
446         Macon         GA            -           -          [*****]      [*****]          -           -
448       Pensacola       FL            -           -          [*****]      [*****]          -           -
450      Panama City      FL            -           -          [*****]      [*****]          -           -
452     Jacksonville      FL            -           -          [*****]      [*****]          -           -
454      Gainesville      FL            -           -          [*****]      [*****]          -           -
456     Daytona Beach     FL            -           -          [*****]      [*****]          -           -
458        Orlando        FL            -           -          [*****]      [*****]          -           -
460         Miami         FL            -           -          [*****]      [*****]          -           -
462      Louisville       KY            -           -          [*****]      [*****]          -           -
464     Madisonville      KY            -           -          [*****]      [*****]          -           -
466       Lexington       KY            -           -          [*****]      [*****]          -           -
468        Memphis        TN            -           -          [*****]      [*****]          -           -
470       Nashville       TN            -           -          [*****]      [*****]          -           -
472      Chattanooga      TN            -           -          [*****]      [*****]          -           -
474       Knoxville       TN            -           -          [*****]      [*****]          -           -
476      Birmingham       AL            -           -          [*****]      [*****]          -           -
477      Huntsville       AL            -           -          [*****]      [*****]          -           -
478      Montgomery       AL            -           -          [*****]      [*****]          -           -
480        Mobile         AL            -           -          [*****]      [*****]          -           -
482        Jackson        MS            -           -          [*****]      [*****]          -           -
484       Gulfport        MS            -           -          [*****]      [*****]          -           -
486      Shreveport       LA            -           -          [*****]      [*****]          -           -
488     Lake Charles      LA            -           -          [*****]      [*****]          -           -
490      New Orleans      LA            -           -          [*****]      [*****]          -           -
492      Baton Rouge      LA            -           -          [*****]      [*****]          -           -
520       St. Louis       MO            -           -          [*****]      [*****]          -           -
521    Jefferson City     MO            -           -          [*****]      [*****]          -           -
522      Springfield      MO            -           -          [*****]      [*****]          -           -
524      Kansas City      MO            -           -          [*****]      [*****]          -           -
526      Fort Smith       AR            -           -          [*****]      [*****]          -           -
528      Little Rock      AR            -           -          [*****]      [*****]          -           -
530      Pine Bluff       AR            -           -          [*****]      [*****]          -           -
532        Wichita        KS            -           -          [*****]      [*****]          -           -
534        Topeka         KS            -           -          [*****]      [*****]          -           -
536     Oklahoma City     OK            -           -          [*****]      [*****]          -           -
538         Tulsa         OK            -           -          [*****]      [*****]          -           -
540        El Paso        TX            -           -          [*****]      [*****]          -           -
542        Midland        TX            -           -          [*****]      [*****]          -           -
544        Lubbock        TX            -           -          [*****]      [*****]          -           -
546       Amarillo        TX            -           -          [*****]      [*****]          -           -
548     Wichita Falls     TX            -           -          [*****]      [*****]          -           -
550        Abilene        TX            -           -          [*****]      [*****]          -           -
552        Dallas         TX            -           -          [*****]      [*****]          -           -
554       Longview        TX            -           -          [*****]      [*****]          -           -
556         Waco          TX            -           -          [*****]      [*****]          -           -

                                                                                                   END USER
                                     CARRIER     CARRIER     SWITCHLESS  SWITCHLESS    END USER    DEDICATED
                                   TERMINATION  OBLIGATION       1+       TOLL FREE    DEDICATED   TOLL FREE
LATA        CITY         STATE       RATES        RATES        RATES        RATES      1+ RATES      RATES
----   ----------------  -----     -----------  ----------   ----------  ----------    ---------   ---------
558        Austin         TX            -           -          [*****]      [*****]          -           -
560        Houston        TX            -           -          [*****]      [*****]          -           -
562       Beaumont        TX            -           -          [*****]      [*****]          -           -
564    Corpus Christi     TX            -           -          [*****]      [*****]          -           -
565      San Antonio      TX            -           -          [*****]      [*****]          -           -
568       Harlingen       TX            -           -          [*****]      [*****]          -           -
570         Bryan         TX            -           -          [*****]      [*****]          -           -
620       Rochester       MN            -           -          [*****]      [*****]          -           -
624        Duluth         MN            -           -          [*****]      [*****]          -           -
626       St. Cloud       MN            -           -          [*****]      [*****]          -           -
628      Minneapolis      MN            -           -          [*****]      [*****]          -           -
630      Sioux City       IA            -           -          [*****]      [*****]          -           -
632      Des Moines       IA            -           -          [*****]      [*****]          -           -
634       Davenport       IA            -           -          [*****]      [*****]          -           -
635     Cedar Rapids      IA            -           -          [*****]      [*****]          -           -
636         Fargo         ND            -           -          [*****]      [*****]          -           -
638       Bismarck        ND            -           -          [*****]      [*****]          -           -
640      Sioux Falls      SD            -           -          [*****]      [*****]          -           -
644         Omaha         NE            -           -          [*****]      [*****]          -           -
646     Grand Island      NE            -           -          [*****]      [*****]          -           -
648        Helena         MT            -           -          [*****]      [*****]          -           -
650       Billings        MT            -           -          [*****]      [*****]          -           -
652         Boise         ID            -           -          [*****]      [*****]          -           -
654       Cheyenne        WY            -           -          [*****]      [*****]          -           -
656        Denver         CO            -           -          [*****]      [*****]          -           -
658    Colorado Springs   CO            -           -          [*****]      [*****]          -           -
660    Salt Lake City     UT            -           -          [*****]      [*****]          -           -
664      Albuquerque      NM            -           -          [*****]      [*****]          -           -
666        Phoenix        AZ            -           -          [*****]      [*****]          -           -
668        Tucson         AZ            -           -          [*****]      [*****]          -           -
670        Eugene         OR            -           -          [*****]      [*****]          -           -
672       Portland        OR            -           -          [*****]      [*****]          -           -
674        Seattle        WA            -           -          [*****]      [*****]          -           -
676        Spokane        WA            -           -          [*****]      [*****]          -           -
720         Reno          NV            -           -          [*****]      [*****]          -           -
721       Las Vegas       NV            -           -          [*****]      [*****]          -           -
722     San Francisco     CA            -           -          [*****]      [*****]          -           -
724     Redding/Chico     CA            -           -          [*****]      [*****]          -           -
726      Sacramento       CA            -           -          [*****]      [*****]          -           -
728        Fresno         CA            -           -          [*****]      [*****]          -           -
730      Los Angeles      CA            -           -          [*****]      [*****]          -           -
732       San Diego       CA            -           -          [*****]      [*****]          -           -
734      Bakersfield      CA            -           -          [*****]      [*****]          -           -
736    Monterey/Salin.    CA            -           -          [*****]      [*****]          -           -
738       Stockton        CA            -           -          [*****]      [*****]          -           -
740    St. Louis Obispo   CA            -           -          [*****]      [*****]          -           -
920       Hartford        CT            -           -          [*****]      [*****]          -           -
922      Cincinnati       OH            -           -          [*****]      [*****]          -           -
923         Lima          OH            -           -          [*****]      [*****]          -           -
924         Erie          PA            -           -          [*****]      [*****]          -           -
927      Harrisburg       VA            -           -          [*****]      [*****]          -           -
928    Charlottesville    VA            -           -          [*****]      [*****]          -           -
929       Edinburgh       VA            -           -          [*****]      [*****]          -           -
932       Bluefield       WV            -           -          [*****]      [*****]          -           -
937       Richmond        IN            -           -          [*****]      [*****]          -           -
938      Terre Haute      IN            -           -          [*****]      [*****]          -           -
939      Fort Myers       FL            -           -          [*****]      [*****]          -           -
949     Fayetteville      NC            -           -          [*****]      [*****]          -           -
951      Rocky Mount      NC            -           -          [*****]      [*****]          -           -
952         Tampa         FL            -           -          [*****]      [*****]          -           -
953      Tallahassee      FL            -           -          [*****]      [*****]          -           -
956       Kingsport       TN            -           -          [*****]      [*****]          -           -

                                                                                                   END USER
                                     CARRIER     CARRIER     SWITCHLESS  SWITCHLESS    END USER    DEDICATED
                                   TERMINATION  OBLIGATION       1+       TOLL FREE    DEDICATED   TOLL FREE
LATA        CITY         STATE       RATES        RATES        RATES        RATES      1+ RATES      RATES
----   ----------------  -----     -----------  ----------   ----------  ----------    ---------   ---------
958        Lincoln        NE            -           -          [*****]      [*****]          -           -
960     Coeur D'Alene     ID            -           -          [*****]      [*****]          -           -
961      San Angelo       TX            -           -          [*****]      [*****]          -           -
973     Palm Springs      CA            -           -          [*****]      [*****]          -           -
974       Rochester       NY            -           -          [*****]      [*****]          -           -
976        Mattoon        IL            -           -          [*****]      [*****]          -           -
977       Galesburg       IL            -           -          [*****]      [*****]          -           -
978         Olney         IL            -           -          [*****]      [*****]          -           -
980        Tsalle         AZ            -           -          [*****]      [*****]          -           -
981    Monument Valley    UT            -           -          [*****]      [*****]          -           -

                         SPECIAL CLASSIC RATE AMENDMENT
                                   SCHEDULE 2
                            CLASSIC INTRASTATE RATES

           CARRIER         CARRIER        SWITCHLESS                         END USER        END USER
         TERMINATION      OBLIGATION          1+           SWITCHLESS      DEDICATED 1+   DEDICATED TOLL
STATE       RATES           RATES           RATES        TOLL FREE RATES      RATES         FREE RATES
-----    -----------      ----------      ----------     ---------------   ------------   --------------
 AL           -               -                -                -               -                -
 AR           -               -                -                -               -                -
 AZ           -               -                -                -               -                -
 CA           -               -                -                -               -                -
 CO           -               -                -                -               -                -
 CT           -               -                -                -               -                -
 DC           -               -                -                -               -                -
 DE           -               -                -                -               -                -
 FL           -               -                -                -               -                -
 GA           -               -                -                -               -                -
 IA           -               -                -                -               -                -
 ID           -               -                -                -               -                -
 IL           -               -                -                -               -                -
 IN           -               -                -                -               -                -
 KS           -               -                -                -               -                -
 KY           -               -                -                -               -                -
 LA           -               -                -                -               -                -
 MA           -               -                -                -               -                -
 MD           -               -                -                -               -                -
 ME           -               -                -                -               -                -
 MI           -               -                -                -               -                -
 MN           -               -                -                -               -                -
 MO           -               -                -                -               -                -
 MS           -               -                -                -               -                -
 MT           -               -                -                -               -                -
 NC           -               -                -                -               -                -
 ND           -               -                -                -               -                -
 NE           -               -                -                -               -                -
 NH           -               -                -                -               -                -
 NJ           -               -                -                -               -                -
 NM           -               -           [*****]          [*****]              -                -
 NV           -               -                -                -               -                -
 NY           -               -                -                -               -                -
 OH           -               -                -                -               -                -
 OK           -               -           [*****]          [*****]              -                -
 OR           -               -                -                -               -                -
 PA           -               -                -                -               -                -
 RI           -               -                -                -               -                -
 SC           -               -                -                -               -                -
 SD           -               -                -                -               -                -
 TN           -               -                -                -               -                -
 TX           -               -                -                -               -                -
 UT           -               -                -                -               -                -
 VA           -               -                -                -               -                -
 VT           -               -                -                -               -                -
 WA           -               -                -                -               -                -
 WI           -               -                -                -               -                -
 WV           -               -                -                -               -                -
 WY           -               -                -                -               -                -

                                   Page 1 of 1